Commitments and Contingencies	12 Months Ended
Jun. 30, 2018
Commitments And Contingencies
Commitments and Contingencies
Note 13.	Commitments and Contingencies

30 June 2018
AUD$

Lease commitments not recognized in the financial statements:
- not later than 12 months	19,470
- between 1 and 5 years	—
Total	19,470

1	The property lease is a non-cancellable lease with a 3 year term, with rent payable monthly in advance. The minimum lease payments shall be increased by CPI per annum. An option exists to renew the lease at the end of the 3 year term for an additional term of 3 years. The current 3 year lease period expires in December 2018.

The Group has recognised A$38,917, A$46,082 and A$25,501, of rental expenses in its Statement of Profit or Loss and Other Comprehensive Income for the years 2018, 2017 and 2016, respectively, as Corporate Administration Expense.